Business Acquisition	12 Months Ended
Mar. 28, 2026
Business Combination [Abstract]
Business Acquisition
3.	Business Acquisition:
On June 6, 2025, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with the shareholders of 1067830 Ontario Limited (“the Target”), a company incorporated under the laws of Ontario, to acquire the Target and its wholly-owned subsidiaries which operate four retail locations in Toronto, Ontario, under the European Boutique (“European”) brand and are engaged primarily in luxury timepieces and jewelry retail activities.
On July 8, 2025, the Company acquired all of the outstanding shares of 1067830 Ontario Limited, along with its wholly-owned subsidiaries, for a total purchase price of $10.8 million (or $8.1 million net of cash acquired) including purchase price adjustments for working capital. The purchase price was paid with $9.7 million of cash consideration at closing and a note payable of $1.1 million payable to the seller on the first anniversary of the closing date. The vendor note payable is interest bearing at the CORRA rate plus 2.3% per annum. The combination of the Company and European creates a leading Canadian-based luxury jewelry and timepieces company with a more diverse multi-brand portfolio. In connection with the acquisition, the Company incurred $0.4 million of acquisition-related costs ($0.2 million in the fiscal year ending March 29, 2025) which were recorded as SG&A in the consolidated statement of operations.
The Company accounted for the acquisition of European under the acquisition method of accounting for business combinations and the results of European were consolidated with those of the Company from the date of acquisition. Accordingly, the cost was allocated to the underlying net assets based on their respective fair values.
The Company has allocated the purchase price to the assets acquired and the liabilities assumed based on management’s best estimates of their values.
The following table presents the fair value of the assets acquired and liabilities assumed from European on July 8, 2025:

Fair Value at Acquisition Date (In thousands)
Assets Acquired and Liabilities assumed
Cash and cash equivalents	$2,731
Accounts receivable and other receivables	545
Inventories	9,035
Prepaid and other current assets	261
Property and equipment	1,887
Operating lease right-of-use assets	8,594
Tradename (1)	677

Identifiable assets acquired	23,730

Accounts payable	3,948
Accrued liabilities	384
Operating lease liabilities	8,594

Liabilities assumed	12,926

Net assets acquired	$10,804

(1)	The fair value of the tradename was determined using the relief-from-royalty method, an income approach valuation methodology. The tradename is being amortized on a straight-line basis over 15 years.

Supplementary	information - Unaudited:
European incurred a net profit of $1.5 million for the period from July 8 to March 28, 2026. Revenue for this period was $19.5 million. If European had been acquired on March 30, 2025, revenue of the Company would have been $213.1 million for the year ended March 28, 2026 ($203.5 million – March 29, 2025). However, due to a lack of U.S. GAAP-specific data prior to the acquisition of European, pro-forma profit or loss of the combined entity for the year ending March 28, 2026 cannot be determined reliably.